Exhibit 10.2

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

Dated June 27, 2007

Among

RESOLUTE ANETH, LLC,
as Borrower

and

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Administrative Agent

CITIGROUP GLOBAL MARKETS INC.,
as Syndication Agent

And

The Lenders Party Hereto

DEUTSCHE BANK SECURITIES, INC., FORTIS CAPITAL CORP. AND
U.S. BANK NATIONAL ASSOCIATION,
as Co-Documentation Agents

EXECUTION VERSION
     THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”), dated effective as of June 27, 2007, is by and among Resolute Aneth, LLC, a Delaware limited liability company (the “Borrower”), Resolute Holdings Sub, LLC, a Delaware limited liability company and certain of its subsidiaries (collectively, the “Guarantors”), Wachovia Bank, National Association, as Administrative Agent (the “Administrative Agent”), Citigroup Global Markets Inc., as Syndication Agent (the “Syndication Agent”) and Deutsche Bank Securities, Inc., Fortis Capital Corp. and U.S. Bank National Association, as Co-Documentation Agents, (the “Co-Documentation Agents”) and the other Lenders party hereto (the “Lenders”).
Recitals
     WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the other lenders party thereto entered into that certain Amended and Restated Credit Agreement, dated as of April 14, 2006 (the “Credit Agreement”);
     WHEREAS, the Borrower has requested that the Administrative Agent and the Majority Lenders amend certain provisions of the Credit Agreement to, among other things, (i) permit the increase of the amount of the Second Lien Facility, (ii) adjust certain covenant levels, (iii) provide for a dividend of up to $100,000,000 and (iv) add a swingline facility;
     WHEREAS, subject to the satisfaction of the conditions set forth herein, the Administrative Agent and the Lenders are willing to amend the Credit Agreement and to such other actions as provided herein.
     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
ARTICLE I
Definitions
Each capitalized term used in this First Amendment and not defined herein shall have the meaning assigned to such term in the Credit Agreement.
ARTICLE II
Amendments
     Section 2.01 Amendments to Section 1.02 of the Credit Agreement.
     (a) Section 1.02 of the Credit Agreement is hereby amended by adding the following new definitions in their proper alphabetical order:

EXECUTION VERSION
     “First Amendment” means that certain First Amendment to Amended and Restated Credit Agreement, dated as of June 27, 2007, among the Borrower, the Administrative Agent and the other Lenders party thereto.
     “Intercreditor Agreement” means the Intercreditor Agreement, dated as of June 27, 2007 among the Borrower, the Administrative Agent and the administrative agent for the lenders under the Second Lien Facility, as the same may, from time to time, be amended, modified, supplemented or restated as permitted by the terms of this Agreement.
     “Loans” means the loans made by the Lenders to the Borrower pursuant to this Agreement, including any Swingline Loans.
     “Second Lien Facility” means the credit facility represented by that certain Amended and Restated Second Lien Credit Agreement, dated as of June 27, 2007 among the Borrower, the Guarantors, Citicorp USA, Inc., as administrative agent and the other agents and lenders party thereto, as the same may, from time to time, be amended, modified, supplemented or restated in accordance with the terms of the Intercreditor Agreement.
     “Second Lien Loan Documents” mean the Second Lien Facility, the notes, and the security instruments related thereto.
     “Swingline Exposure” means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be its Applicable Percentage of the total Swingline Exposure at such time.
     “Swingline Lender” means Wachovia Bank, National Association, in its capacity as lender of Swingline Loans hereunder.
     “Swingline Loan” means a Loan made pursuant to Section 2.09.
     (b) The definition of “Agreement” in Section 1.02 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:
     “Agreement” means this Credit Agreement, as amended by the First Amendment, as the same may from time to time be amended, modified, supplemented or restated.
     Section 2.02 Amendment to Section 2.03 of the Credit Agreement. The first sentence of Section 2.03 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:
     “To request a Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone or by written Borrowing Request in substantially the form of Exhibit B and signed by the Borrower (a “written Borrowing Request”): (i) in the case of a Eurodollar Borrowing, not later than

EXECUTION VERSION
2:00 p.m., New York, New York time, three Business Days before the date of the proposed Borrowing or (ii) in the case of an ABR Borrowing, not later than 2:00 p.m., New York, New York time, on the Business Day of the proposed Borrowing; provided that no such notice shall be required for any deemed request of an ABR Borrowing to finance the reimbursement of an LC Disbursement as provided in Section 2.08(e).”
     Section 2.03 Amendment to Section 2.05(a) of the Credit Agreement. Section 2.05(a) of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:
     “(a) Funding by Lenders. Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 2:00 p.m., New York, New York time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent in New York, New York and designated by the Borrower in the applicable Borrowing Request; provided that ABR Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.08(e) shall be remitted by the Administrative Agent to the Issuing Bank that made such LC Disbursement.”
     Section 2.04 Amendment to Section 2.08(e) of the Credit Agreement. The first sentence of Section 2.08(e) of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:
     “(e) Reimbursement. If any Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit issued by such Issuing Bank, the Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 2:00 p.m., New York, New York time, on the date that such LC Disbursement is made, if the Borrower shall have received notice of such LC Disbursement prior to 12:00 noon, New York, New York time, on such date, or, if such notice has not been received by the Borrower prior to such time on such date, then not later than 2:00 p.m., New York, New York time, on the Business Day immediately following the day that the Borrower receives such notice; provided that if such LC Disbursement is not less than $1,000,000, the Borrower shall, subject to the conditions to Borrowing set forth herein, be deemed to have requested, and the Borrower does hereby request under such circumstances, that such payment be financed with an ABR Borrowing in an equivalent amount and, to the extent so financed, the Borrower’s obligation to make such payment shall be discharged and replaced by the resulting ABR Borrowing.”
     Section 2.05 Addition of Section 2.09 to the Credit Agreement. The following Section 2.09 is hereby added to the Credit Agreement:

EXECUTION VERSION
“Swingline Loans. (a) Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make Swingline Loans to the Borrower from time to time during the Availability Period, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding $10,000,000 or (ii) the total Credit Exposures exceeding the total Commitments; provided that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. The Borrower shall pay to the Swingline Lender, for the account of each Lender, the outstanding aggregate principal and accrued and unpaid interest under each Swingline Loan no later than one (1) day following such Swingline Borrowing. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Swingline Loans.
     (b) To request a Swingline Loan, the Borrower shall notify the Administrative Agent of such request by telephone (confirmed by telecopy), not later than 2:00 p.m., New York, New York time, on the day of a proposed Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Loan. The Administrative Agent will promptly advise the Swingline Lender of any such notice received from the Borrower. The Swingline Lender shall make each Swingline Loan available to the Borrower by means of a credit to the general deposit account of the Borrower with the Swingline Lender by 3:00 p.m., New York, New York time, on the requested date of such Swingline Loan.
     (c) The Swingline Lender may by written notice given to the Administrative Agent not later than 2:00 p.m., New York, New York time, on any Business Day require the Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Lender, specifying in such notice such Lender’s Applicable Percentage of such Swingline Loan or Loans. Each Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to promptly pay to the Administrative Agent, for the account of the Swingline Lender, such Lender’s Applicable Percentage of such Swingline Loan or Loans. Each Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.05 with respect to Loans made by such Lender (and Section 2.05 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the

EXECUTION VERSION
Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Lenders. The Administrative Agent shall notify the Borrower of any participation in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Borrower (or other party on behalf of the Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to the Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the Borrower for any reason. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrower of any default in the payment thereof. Notwithstanding the foregoing, a Lender shall not have any obligation to acquire a participation in a Swingline Loan pursuant to this paragraph if an Event of Default shall have occurred and be continuing at the time such Swingline Loan was made and such Lender shall have notified the Swingline Lender in writing, at least one Business Day prior to the time such Swingline Loan was made, that such Event of Default has occurred and that such Lender will not acquire participations in Swingline Loans made while such Event of Default is continuing.”
     Section 2.06 Amendment to Section 3.04(b) of the Credit Agreement. The first sentence of Section 3.04(b) of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:
     “(b) Notice and Terms of Optional Prepayment. The Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy) of any prepayment hereunder not later than 2:00 p.m., New York, New York time, on the Business Day of prepayment.”
     Section 2.07 Amendment to Section 4.01(a) of the Credit Agreement. The first sentence of Section 4.01(a) of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:
     “(a) Payments by the Borrower. The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 5.01, Section 5.02, Section 5.03 or otherwise) prior to 2:00 p.m., New York, New York time, on the date when due, in dollars that constitute immediately available funds, without defense, deduction, recoupment, set-off or counterclaim. Fees, once paid, shall not be refundable under any circumstances absent manifest error (e.g., as a result of a clerical mistake).”

EXECUTION VERSION
     Section 2.08 Amendment to Section 9.01 of the Credit Agreement. Sections 9.01(b) and (c) of the Credit Agreement are hereby amended by deleting them in their entirety and inserting the following in lieu thereof:
     “(b) Minimum Interest Coverage Ratio. The Loan Parties will not, as of the last day of any fiscal quarter commencing with the quarter ending June 30, 2007, permit the ratio of EBITDA of Parent and its Consolidated Subsidiaries for the four quarter period ending on such date to Interest Expense for the same period to be less than 2.25:1.00 with respect to the periods ending on or before December 31, 2007; 2.50:1.00 with respect to the periods commencing January 1, 2008 and ending on or before September 30, 2008; and 2.75:1.00 for all periods commencing October 1, 2008 and ending thereafter.
     (c) Maximum Leverage Ratio. The Loan Parties will not, at any time, commencing with the quarter ending June 30, 2007, permit the ratio of Funded Debt as of such time to EBITDA of Parent and its Consolidated Subsidiaries for the four quarter period ending on the last day of the immediately preceding fiscal quarter for which financial statements have been provided pursuant to Section 8.01(a) to be greater than 5.90:1.00 with respect to the periods ending on or before June 30, 2007; with respect to the period commencing July 1, 2007 and ending September 30, 2007 to be greater than 5.75:1.00; with respect to the period commencing October 1, 2007 and ending December 31, 2007 to be greater than 5.00:1.00; with respect to the period commencing January 1, 2008 and ending March 31, 2008 to be greater than 4.75:1.00; with respect to the period commencing April 1, 2008 and ending June 30, 2008 to be greater than 4.25:1.00; with respect to the period commencing July 1, 2008 and ending September 30, 2008 to be greater than 4.00:1.00; and with respect to the period commencing October 1, 2008 and for all periods ending thereafter to be greater than 3.75:1.00.”
     Section 2.09 Amendment to Section 9.02 of the Credit Agreement. Section 9.02(f) of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:
     “(f) The loans outstanding under the Second Lien Facility not to exceed $225,000,000 in principal amount outstanding at any time minus any prepayments thereunder, or any guaranty or suretyship arrangement of such Debt arising under the Second Lien Loan Documents; provided that such Debt is subject to the Intercreditor Agreement.”
     Section 2.10 Amendment to Section 9.04 of the Credit Agreement. Section 9.04 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:
“Each Loan Party will not, and will not permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, return any capital to its stockholders or make any distribution of its Property to

EXECUTION VERSION
its Equity Interest holders, except (a) Loan Parties may make Restricted Payments to each other, (b) Parent may make Tax Distributions (other than upon the occurrence of and during the continuation of any Event of Default with respect to matters specified in Sections 10.01(a), (b), (f), (g), (h), (i), (j) or (k)); provided, however, that any excess distribution relating to any trueup (as referred to in the definition of “Tax Distributions”) for estimated taxes in any period shall be deducted dollar-for-dollar from the amount of any distributions pursuant to this Section 9.04 made or to be made immediately subsequent to such excess distribution, (c) Parent may make additional Restricted Payments up to $500,000 in the aggregate during the term of this Agreement and (d) Borrower or Parent may make additional Restricted Payments of up to $100,000,000 in the aggregate on or before December 31, 2007.”
     Section 2.11 Amendment to Exhibit D. Exhibit D of the Credit Agreement is hereby deleted in its entirety and is replaced by Exhibit D attached to this First Amendment.
ARTICLE III
Conditions Precedent
This First Amendment shall be subject to the satisfaction of the following conditions precedent or concurrent, and after giving effect to this First Amendment:
     (a) the representations and warranties contained herein and in all other Loan Documents shall be true and correct in all material respects as of the date hereof, except for such representations and warranties limited to an earlier date;
     (b) no Default shall have occurred and be continuing;
     (c) no Material Adverse Effect shall have occurred and be continuing;
     (d) the Administrative Agent shall have received counterparts hereof duly executed by the Borrower and each of the Lenders;
     (e) all costs, fees, expenses (including, without limitation, those fees set forth in the fee letter agreement dated as of June 22, 2007 among the Borrower, the Administrative Agent and Wachovia Capital Markets, LLC and reasonable legal fees and expenses and recording taxes and fees and) and other compensation contemplated by this First Amendment and the other Loan Documents, and for which statements or invoices have been submitted to the Borrower shall have been paid;
     (f) the Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of each Loan Party setting forth (1) resolutions of its board of directors (or its equivalent) with respect to the authorization of such party to execute and deliver the Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, (2) the officers (or its equivalent) of it (y) who are authorized to sign the Loan Documents to which it is a party and (z) who will, until replaced by another officer or officers (or its equivalent) duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this

EXECUTION VERSION
Agreement and the transactions contemplated hereby, (3) specimen signatures of such authorized officers (or its equivalent), and (4) the Organizational Documents of it, certified as being true and complete;
     (g) the closing of the Second Lien Facility, in compliance with the Intercreditor Agreement and otherwise in form, structure and substance satisfactory to the Administrative Agent;
     (h) the execution and delivery of the Intercreditor Agreement;
     (i) the ratification of the Guaranty Agreement by the Guarantors; and
     (i) the ratification of the Subordination Agreement by the Borrower and NNOG.
ARTICLE IV
Representations and Warranties
The Borrower hereby represents and warrants to each Lender that:
     (a) Each of the representations and warranties made by the Borrower under the Credit Agreement and each other Loan Document is true and correct in all material respects on and as of the actual date of execution of this First Amendment by the Borrower, as if made on and as of such date, except for any representations and warranties made as of a specified date, which are true and correct in all material respects as of such specified date;
     (b) The execution, delivery and performance by the Borrower of this First Amendment have been duly authorized by the Borrower;
     (c) This First Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms;
     (d) The execution, delivery and performance by the Borrower of this First Amendment (a) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including shareholders or any class of directors, whether interested or disinterested, of the Borrower or any other Person), nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of this First Amendment or any Loan Document or the consummation of the transactions contemplated thereby, except such as have been obtained or made and are in full force and effect other than those third party approvals or consents which, if not made or obtained, would not cause a Default hereunder, could not reasonably be expected to have a Material Adverse Effect or do not have an adverse effect on the enforceability of the Loan Documents, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any Restricted Subsidiary or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any Restricted Subsidiary or its Properties, or give rise to a right thereunder to require any payment to be made by the Borrower or such Restricted Subsidiary and (d) will not result in the creation or imposition of any Lien on any

EXECUTION VERSION
Property of the Borrower or any Restricted Subsidiary (other than the Liens created by this First Amendment or the Loan Documents).
ARTICLE V
Miscellaneous
     Section 5.01 Credit Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, the Credit Agreement and other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed as so amended. Except as expressly set forth herein, this First Amendment shall not be deemed to be a waiver, amendment or modification of any provisions of the Credit Agreement or any other Loan Document or any right, power or remedy of the Administrative Agent or Lenders, or constitute a waiver of any provision of the Credit Agreement or any other Loan Document, or any other document, instrument and/or agreement executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder. This First Amendment also shall not preclude the future exercise of any right, remedy, power, or privilege available to the Administrative Agent and/or Lenders whether under the Credit Agreement, the other Loan Documents, at law or otherwise. All references to the Credit Agreement shall be deemed to mean the Credit Agreement as modified hereby. The parties hereto agree to be bound by the terms and conditions of the Credit Agreement and Loan Documents as amended by this First Amendment, as though such terms and conditions were set forth herein. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this First Amendment, and each reference herein or in any other Loan Documents to the “Credit Agreement” shall mean and be a reference to the Credit Agreement as amended and modified by this First Amendment.
     Section 5.02 GOVERNING LAW. THIS FIRST AMENDMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
     Section 5.03 Descriptive Headings, Etc. The descriptive headings of the sections of this First Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof. The statements made and the terms defined in the recitals to this First Amendment are hereby incorporated into this First Amendment in their entirety.
     Section 5.04 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this First Amendment, the Loan Documents and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Lenders. The agreement set forth in this Section 9 shall survive the termination of this First Amendment and the Credit Agreement.

EXECUTION VERSION
     Section 5.05 Entire Agreement. This First Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof. This First Amendment is a Loan Document executed under the Credit Agreement.
     Section 5.06 Counterparts. This First Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed counterpart of the signature page of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.
     Section 5.07 Successors. The execution and delivery of this First Amendment by any Lender shall be binding upon each of its successors and assigns.
     Section 5.08 Borrowing Base. The Borrowing Base shall be $205,000,000 until the next Redetermination Date.
[Signatures Begin on Next Page]

EXECUTION VERSION
     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers as of the date first written above.

RESOLUTE ANETH, LLC
By:	/s/ Theodore Gazulis
Theodore Gazulis,
Vice President — Finance and Chief Financial Officer

Signature Page
First Amendment to Amended and Restated Credit Agreement

EXECUTION VERSION

RESOLUTE HOLDINGS SUB, LLC, as Guarantor
By:	/s/ Theodore Gazulis
Theodore Gazulis,
Vice President — Finance and Chief Financial Officer

Signature Page
First Amendment to Amended and Restated Credit Agreement

EXECUTION VERSION

RESOLUTE NATURAL RESOURCES COMPANY, as Guarantor
By:	/s/ Theodore Gazulis
Theodore Gazulis,
Vice President — Finance and Chief Financial Officer

Signature Page
First Amendment to Amended and Restated Credit Agreement

EXECUTION VERSION

BWNR, LLC, as Guarantor
By:	/s/ Theodore Gazulis
Theodore Gazulis,
Vice President — Finance and Chief Financial Officer

Signature Page
First Amendment to Amended and Restated Credit Agreement

EXECUTION VERSION

WYNR, LLC, as Guarantor
By:	/s/ Theodore Gazulis
Theodore Gazulis,
Vice President — Finance and Chief Financial Officer

Signature Page
First Amendment to Amended and Restated Credit Agreement

EXECUTION VERSION

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender
By:	/s/ Jim Zilisch
Jim Zilisch, Managing Director

Signature Page
First Amendment to Amended and Restated Credit Agreement

EXECUTION VERSION

CITICORP USA, INC., as Syndication Agent and a Lender
By:	/s/ David E. Hunt
David E. Hunt, Vice President

Signature Page
First Amendment to Amended and Restated Credit Agreement

EXECUTION VERSION

DEUTSCHE BANK SECURITIES INC., as Co-Documentation Agent
By:	/s/ David E. Sisler
David E. Sisler, Director

By:	/s/ Blaise F. St. Raymond
Blaise F. St. Raymond, Director

Signature Page
First Amendment to Amended and Restated Credit Agreement

EXECUTION VERSION

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender
By:	/s/ Susan LeFevre
Susan LeFevre, Director

By:	/s/ Scottye Lindsey
Scottye Lindsey, Director

Signature Page
First Amendment to Amended and Restated Credit Agreement

EXECUTION VERSION

FORTIS CAPITAL, CORP., as Documentation Agent and a Lender
By:	/s/ Scott Myatt
Scott Myatt, Vice President

By:	/s/ Darrell Holley
Darrell Holley, Managing Director

Signature Page
First Amendment to Amended and Restated Credit Agreement

EXECUTION VERSION

U.S. BANK NATIONAL ASSOCIATION, as Co-Documentation Agent and a Lender
By:	/s/ J. Tyler Fauerbach
J. Tyler Fauerbach, Vice President

Signature Page
First Amendment to Amended and Restated Credit Agreement

EXECUTION VERSION

BANK OF OKLAHOMA, N.A., as a Lender
By:	/s/ Thomas M. Foncannon
Thomas M. Foncannon,
Senior Vice President

Signature Page
First Amendment to Amended and Restated Credit Agreement

EXECUTION VERSION

COMERICA BANK, as a Lender
By:	/s/ Matthew J. Purchase
Matthew J. Purchase, Vice President

Signature Page
First Amendment to Amended and Restated Credit Agreement

EXECUTION VERSION

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Guy C. Evangelista
Guy C. Evangelista, Vice President

Signature Page
First Amendment to Amended and Restated Credit Agreement

EXECUTION VERSION

UBS LOAN FINANCE LLC, as a Lender
By:	/s/ Richard L. Tavrow
Richard L. Tavrow, Director

By:	/s/ Mary E. Evans
Mary E. Evans, Associate Director

Signature Page
First Amendment to Amended and Restated Credit Agreement

EXECUTION VERSION

ALLIED IRISH BANKS, p.l.c., as a Lender
By:	/s/ Aidan Lanigan
Aidan Lanigan, Vice President

By:	/s/ Margaret Brennan
Margaret Brennan, Senior President

Signature Page
First Amendment to Amended and Restated Credit Agreement

EXECUTION VERSION
RATIFICATION
     Each of the undersigned (“Guarantor”) hereby agrees that its liabilities under the Amended and Restated Guaranty Agreement dated as of April 14, 2006 (“Guaranty”) guaranteeing the indebtedness, obligations and liabilities of Resolute Aneth, LLC under that certain Amended and Restated Credit Agreement dated as of April 14, 2006 as amended and certain other documents, shall remain enforceable against Guarantor in accordance with the terms of the Guaranty and shall not be reduced, altered, limited, lessened or in any way affected by the execution and delivery of this First Amendment to Amended and Restated Credit Amendment. Each Guarantor hereby confirms and ratifies its liabilities under the Guaranty in all respects.

GUARANTORS:	RESOLUTE HOLDINGS SUB, LLC
	By:	/s/ Theodore Gazulis
Theodore Gazulis,
Vice President — Finance and Chief Financial Officer

RESOLUTE NATURAL RESOURCES COMPANY
	By:	/s/ Theodore Gazulis
Theodore Gazulis,
Vice President — Finance and Chief Financial Officer

BWNR, LLC
	By:	/s/ Theodore Gazulis
Theodore Gazulis,
Vice President — Finance and Chief Financial Officer

WYNR, LLC
	By:	/s/ Theodore Gazulis
Theodore Gazulis,
Vice President — Finance and Chief Financial Officer

Guaranty Ratification
First Amendment to Amended and Restated Credit Agreement

EXECUTION VERSION
OMITTED SCHEDULES
     The portions identified below in the following schedules have been omitted from the First Amendment to Amended and Restated Credit Agreement filed as Exhibit 10.2 to this Registration Statement on Form S-4 (File No. [___]):
•	Exhibit D — Form of Compliance Certificate
     Resolute Aneth, LLC agrees to furnish supplementally a copy of any omitted schedule to the Security and Exchange Commission upon request.

Omitted Schedule
First Amendment to Amended and Restated Credit Agreement